Exhibit 99.1

June 1, 2021	Old National Contacts: Media: Kathy Schoettlin (812) 465-7269 Investors: Lynell Walton (812) 464-1366

First Midwest Contacts:

Media: Maurissa Kanter (708) 831-7345

Investors: Patrick Barrett (708) 831-7231

Old National and First Midwest Announce Merger to Create
a Premier Midwestern Bank

•	$45 billion in total assets and $34 billion in total deposits
•	Unlocks immediate scale and positions for continued in-market growth
•	Accelerates opportunities to strengthen communities and drive positive change
•	Transaction expected to close in late 2021 or early 2022

EVANSVILLE, Ind. and CHICAGO, Ill. June 1, 2021 –Old National Bancorp (“Old National”) (NASDAQ: ONB) and First Midwest Bancorp, Inc. (“First Midwest”) (NASDAQ: FMBI), jointly announced today they have entered into a definitive merger agreement to combine in an all-stock merger of equals transaction with a total market value of $6.5 billion to create a premier Midwestern bank with $45 billion in combined assets.

With nearly 270 combined years of service and a shared commitment to Midwestern values, Old National and First Midwest are two organizations driven by a customer-centric approach to banking, an unwavering commitment to community and a strong focus on corporate social responsibility, making the combined entity the premier choice for employees, clients and shareholders.

Under the terms of the merger agreement, which has been unanimously approved by the Boards of Directors of both companies, First Midwest stockholders will receive 1.1336 shares of Old National common stock for each share of First Midwest common stock they own. Following completion of the transaction, former First Midwest stockholders are expected to collectively represent approximately 44% of the combined company. The new organization will operate under the Old National Bancorp and Old National Bank names, with dual headquarters in Evansville, Indiana and Chicago, Illinois. Michael Scudder, Chairman and CEO of First Midwest Bancorp, will serve as the Executive Chairman and Jim Ryan, Chairman and CEO of Old National Bancorp, will maintain his role as CEO.

Additional leadership positions for the combined entity include:

•	Mark Sander, President and Chief Operating Officer (First Midwest)
•	Jim Sandgren, CEO of Commercial Banking (Old National)
•	Brendon Falconer, Chief Financial Officer (Old National)
•	Kendra Vanzo, Chief Administrative Officer (Old National)
•	Kevin Geoghegan, Chief Credit Officer (First Midwest)
•	Thomas Prame, CEO of Community Banking (First Midwest)
•	Chady AlAhmar, CEO of Wealth Management (Old National)

The complete executive leadership team is expected to be announced prior to close.

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The Board of Directors of the combined company will have 16 directors, consisting of 8 directors from Old National and 8 directors from First Midwest. Becky Skillman, lead independent director for Old National, will retain this position in the combined company.

“First Midwest and Old National are two relationship-focused financial institutions that have rich histories, extremely compatible cultures and a shared commitment to helping our clients achieve financial success,” said Michael Scudder, Chairman and CEO of First Midwest. “As a combined organization, we will be in an even stronger position to invest, grow and innovate in talent, capabilities and services that will enhance an already superior client experience and further set us apart as a market leader not only in Chicago but across the Midwest.”

“First Midwest’s leadership team and colleagues not only mirror the Old National mission, values and culture, they also offer exceptional consumer and commercial banking services,” said Old National Chairman and CEO Jim Ryan. “We are confident that the powerful synergies, additional market coverage and financial strength this partnership creates will drive long-term shareholder value, and we are excited about combining the outstanding legacies of two strong, client- and community-focused organizations.”

Delivering Exceptional Value to Clients, Employees and Communities

Strategic benefits of the merger include:

•	Strengthened market position: The combined organization will create the sixth largest bank headquartered in the Midwest, with a presence in six of the largest Midwestern MSAs, strong commercial banking capabilities, a robust retail footprint and a significant wealth platform. The two banks have virtually no service area overlap, limiting disruption.

•	Top-tier commercial and community bank: With a larger balance sheet, more diverse geographic footprint and deeper product suite, the combined company will have increased capability to serve both existing and new clients and compete with the largest banks in the region.

•	Digital and technology capabilities: The combined organization creates the scale and profitability to accelerate digital and technology capabilities to drive future investments in consumer, wealth management and commercial banking services.

•	Culture and employee focus: From First Midwest’s multiple recognitions as a Best Place to Work to Old National’s 10-year run as one of the World’s Most Ethical companies, the combined institution will remain committed to fostering a strong culture of collaboration and trust, empowering its employees to flourish.

•	Community engagement: The merger enables the combined entity to build on both organizations’ longstanding history of service, enhance its ability to champion community initiatives and drive positive change throughout its footprint.

Delivering Financially Compelling Benefits to Shareholders

•	Significant earnings per share accretion to both companies in 2022: ~22% GAAP EPS accretion to Old National and ~35% GAAP EPS accretion to First Midwest, assuming fully phased in cost savings and excluding merger charges.

•	Top quartile pro forma profitability: The combined company is expected to generate an ROATCE of ~15% in 2022, assuming fully phased in cost savings.

•	Modest tangible book value per share earnback: ~3.2 years under the crossover method.

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Timing

The transaction is expected to close in late 2021 or early 2022 subject to customary closing conditions, including regulatory and shareholder approvals.

Transaction Advisors

Keefe, Bruyette & Woods, A Stifel Company, served as exclusive financial advisor and Squire Patton Boggs (US) LLP acted as legal advisor to Old National.

J.P. Morgan Securities LLC served as exclusive financial advisor and Sullivan & Cromwell LLP acted as legal advisor to First Midwest.

Joint Investor Call

Management of both Old National and First Midwest will hold a conference call at 10:00 A.M. (CT) on Tuesday, June 1, 2021, to discuss their partnership. The live audio web cast of the call, along with the corresponding presentation slides, will be available on Old National’s and First Midwest’s Investor Relations web pages at oldnational.com and firstmidwest.com, respectively, as well as the following url: https://services.choruscall.com/links/onb210601.html. The webcast will be archived there for 12 months. To listen to the live conference call, dial (888)-237-0379 (U.S. Domestic) or (929)-517-9523 (International), conference I.D. 1721307. A replay of the call will also be available from 7:00 A.M. (CT) on June 2 through June 15. To access the replay, dial 855-859-2056, conference I.D. 1721307.

About Old National

Old National Bancorp (NASDAQ: ONB), the holding company of Old National Bank, is the largest bank holding company headquartered in Indiana. With $23.7 billion in assets, it ranks among the top 100 banking companies in the U.S. and has been recognized as a World’s Most Ethical Company by the Ethisphere Institute for 10 consecutive years. Since its founding in Evansville in 1834, Old National Bank has focused on community banking by building long- term, highly valued partnerships and keeping our clients at the center of all we do. This is an approach to business that we call The ONB Way. Today, Old National’s footprint includes Indiana, Illinois, Kentucky, Michigan, Minnesota and Wisconsin. In addition to providing extensive services in retail and commercial banking, Old National offers comprehensive wealth management, investment and capital market services. For more information and financial data, please visit Investor Relations at oldnational.com.

About First Midwest

First Midwest (NASDAQ: FMBI) is a relationship-focused financial institution and one of the largest independent publicly traded bank holding companies based on assets headquartered in Chicago and the Midwest, with approximately $21 billion of assets and an additional $14 billion of assets under management. First Midwest Bank and First Midwest's other affiliates provide a full range of commercial, treasury management, equipment leasing, consumer, wealth management, trust and private banking products and services. The primary footprint of First Midwest's branch network and other locations is in metropolitan Chicago, southeast Wisconsin, northwest Indiana, central and western Illinois, and eastern Iowa. Visit First Midwest at firstmidwest.com.

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Cautionary Note Regarding Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to First Midwest’s and Old National’s beliefs, goals, intentions, and expectations regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; our ability to achieve our financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” “will” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; First Midwest and Old National do not assume any duty, and do not undertake, to update such forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise.

Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of First Midwest and Old National. Such statements are based upon the current beliefs and expectations of the management of First Midwest and Old National and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Midwest and Old National; the outcome of any legal proceedings that may be instituted against First Midwest or Old National; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of First Midwest and Old National to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Midwest and Old National do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate First Midwest’s operations and those of Old National; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; First Midwest’s and Old National’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by Old National’s issuance of additional shares of its capital stock in connection with the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of First Midwest and Old National to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction and other factors that may affect future results of First Midwest and Old National; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on First Midwest, Old National and the proposed transaction; and the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Annual Report on Form 10-K for the year ended December 31, 2020, in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of each of First Midwest’s and Old National’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and in other reports First Midwest and Old National file with the U.S. Securities and Exchange Commission (the “SEC”).

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Additional Information and Where to Find It

In connection with the proposed transaction, Old National will file a registration statement on Form S-4 with the SEC. The registration statement will include a joint proxy statement of First Midwest and Old National, which also constitutes a prospectus of Old National, that will be sent to First Midwest’s and Old National’s shareholders seeking certain approvals related to the proposed transaction.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Investors and security holders of First Midwest and Old National and their respective affiliates are urged to read, when available, the registration statement on form S-4, the joint proxy statement/prospectus to be included within the registration statement on Form S-4 and any other relevant documents filed or to be filed with the SEC in connection with the proposed transaction, as well as any amendments or supplements to those documents, because they will contain important information about First Midwest, Old National and the proposed transaction. Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about First Midwest and Old National, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by First Midwest will be made available free of charge in the “Investor Relations” section of First Midwest’s website, https://firstmidwest.com/, under the heading “SEC Filings.” Copies of documents filed with the SEC by Old National will be made available free of charge in the “Investor Relations” section of Old National’s website, https://www.oldnational.com/, under the heading “Financial Information.”

Participants in Solicitation

First Midwest, Old National, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding First Midwest’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 13, 2021, and certain other documents filed by First Midwest with the SEC. Information regarding Old National’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on March 8, 2021, and certain other documents filed by Old National with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

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